UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 16, 2005 (March 31, 2005)

HOME SOLUTIONS OF AMERICA, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-22388	99-0273889
(Commission File Number)	(IRS Employer Identification No.)

5565 Red Bird Center Drive, Suite 150, Dallas, Texas	75237
(Address of Principal Executive Offices)	(Zip Code)

(214) 623-8446
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.  Completion of Acquisition or Disposition of Assets.

            As previously reported in that certain current report on Form 8-K filed on April 6, 2005 (the "Form 8-K"), on March 31, 2005, Home Solutions of America, Inc., a Delaware corporation (the "Company"), consummated the acquisition of 100% of Cornerstone Building and Remodeling, Inc., a Florida corporation ("Cornerstone").

In the Form 8-K, the Company indicated that financial statements and pro forma financial information for Cornerstone would be filed at a later date.  The Company subsequently determined that no financial statements or pro forma information would be required by Item 9.01 of Form 8-K in connection with the acquisition of Cornerstone, therefore the Company has filed this Form 8-K/A to indicate such.

Item 9.01.  Financial Statements and Exhibits.

            (a)        Financial Statements of Businesses Acquired.

            None.

(b)                Pro Forma Financial Information.

            None.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                        Home Solutions of America, Inc.
                                                                        (Registrant)

Dated: June 16, 2005	By: /s/ Rick J. O'Brien Rick J. O'Brien Chief Financial Officer